Sales Revenue	12 Months Ended
Dec. 31, 2023
Disclosure of sales revenue [Abstract]
SALES REVENUE	REVENUE
33.1Accounting policies
33.1.1Revenue from passenger transport
Revenue from passenger transport is recognized when air transportation is actually provided. Tickets sold, but not yet used are recorded as “Air traffic liability and loyalty program” account, net of breakage revenue estimate (note 25).
Breakage revenue represents tickets issued that are expected to expire unused, that is, passengers who have purchased tickets and are very likely not to use them. Breakage revenue is estimated using statistical models primarily based on historical data, ticket terms and customers’ travel behavior. Breakage revenue is recognized in proportion to the usage of the related tickets. At least annually, the calculations and the statistical model are reviewed in order to reflect and capture changes in customer behavior regarding ticket expiration.
Other revenues that include charter services, flight rescheduling fees, baggage dispatch and other additional services are recognized when the services are rendered.
In the loyalty program, customers accumulate points based on the amount spent on air transportation and in accordance with the partners' rules. The amount of points earned depends on the customer's category in the loyalty program, market, fare class and other factors including promotional campaigns.
Using historical data, the Company estimates the points that will expire without being used and recognizes the corresponding revenue in the issue of the point (breakage) considering the average exchange term.
When the transportation service occurs, the portion of the ticket price allocated to air transportation is recognized as revenue and the portion corresponding to loyalty program points is deferred in accordance with IFRS 15.
The Company determines the estimated selling price of the air transportation and points as if each element had been sold on a separate basis and was therefore based on the stand-alone selling price.
The Company also sells loyalty program points to customers and partners, including credit card companies, financial institutions and retail companies. The related revenue is deferred and recognized when points are redeemed, based on the weighted average price of points sold.
Issued points not yet used are recognized under “Air traffic liability and loyalty program”, until their effective use or expiration.
33.1.2Other revenue
Other revenues mainly include the transportation of cargo and travel packages and are recognized when performance obligations are met.
33.2Breakdown of revenue

	Years ended December 31,
Description	2023	2022	2021

Passenger revenue	17,229,732	15,020,757	9,101,576
Other revenues	1,487,286	1,513,582	1,301,090
Total	18,717,018	16,534,339	10,402,666
Taxes levied
Passenger revenue	(2,004)	(425,812)	(290,532)
Other revenues	(160,589)	(160,460)	(136,405)
Total taxes(a)	(162,593)	(586,272)	(426,937)
Total revenue	18,554,425	15,948,067	9,975,729

(a)As of January 1, 2023, the PIS and COFINS rates on revenues arising from regular passenger air transport activities were reduced to zero, in accordance with Law 14,592/2023.
Revenues by geographical location are as follows:

	Years ended December 31,
Description	2023	2022	2021

Domestic revenue	14,675,974	13,013,202	8,849,486
Foreign revenue	3,878,451	2,934,865	1,126,243
Total revenue	18,554,425	15,948,067	9,975,729